Exhibit 10.18

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 18th day of November, 2003 (this “Amendment”), is made by and among AMERICAN TOWER, L.P., a Delaware limited partnership (“AT LP”), AMERICAN TOWERS, INC., a Delaware corporation (“AT Inc.”), AMERICAN TOWER, LLC, a Delaware limited liability company (“AT LLC”) and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc., and AT LLC, the “Borrowers”), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Second Amended and Restated Loan Agreement dated as of February 21, 2003, as amended by that certain Consent and First Amendment thereto dated as of July 18, 2003 (as hereafter amended, modified, restated and supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

1. Amendments to Loan Agreement.

(a) Amendments to Article 1.

(i) Section 1.1 of the Loan Agreement, Definitions, is hereby amended by deleting each of the definitions of “2003 Senior Subordinated Discount Notes”, “Annualized Operating Cash Flow”, “Capital Expenditures”, “Permitted Liens”, “Restricted Payment”, “Senior Debt”, and “Total Debt” in their entirety and substituting in lieu thereof the following in proper alphabetical order:

“‘2003 Senior Subordinated Discount Notes’ shall mean the $419,885,280 (in aggregate gross proceeds) of 12.25% Senior Subordinated Discount Notes due 2008 issued pursuant to the indenture dated as of January 29, 2003 (and any exchange notes issued in connection therewith) and any refinancing by a

Borrower of the foregoing in an amount not exceeding the accreted value on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the 2003 Senior Subordinated Discount Notes; provided that in connection with any refinancing of the 2003 Senior Subordinated Discount Notes on or after February 1, 2006, the amount of such refinancing may include any premiums that would be required to be paid as set forth in the indenture for the 2003 Senior Subordinated Discount Notes as of the date of the Second Amendment; provided further, that, notwithstanding the foregoing, the terms of such refinancing may require payments of interest in cash so long as such payments are subordinated to the Obligations on terms substantially similar to the subordination terms of the November 2003 Senior Subordinated Notes.”

“‘Annualized Operating Cash Flow’ shall mean, as of any calculation date, in each case on a consolidated basis, (a) the sum of (i) the product of (A) Operating Cash Flow (Towers) for the fiscal quarter-end being tested, or the most recently completed fiscal quarter immediately preceding such calculation date, as the case may be, times, (B) four (4); and (ii) Operating Cash Flow (Other Business) for the four fiscal quarter period end being tested or the most recently completed four (4) fiscal quarter period immediately preceding such calculation date, as the case may be; minus (b) corporate overhead (exclusive of amortization and depreciation) of the Borrowers and the Restricted Subsidiaries for the four (4) fiscal quarter period then ended or, the most recently completed four (4) fiscal quarter period immediately preceding the calculation date, as the case may be; provided, however, that for purposes of calculating the Leverage Ratio only, (I) item (a) above shall not include the amount by which the product of (x) Operating Cash Flow (without deductions for corporate overhead) attributable to Restricted Subsidiaries located in or doing business in Brazil and Mexico (or such other countries as the Majority Lenders approve) times (y) four (4) exceeds fifteen percent (15%) of the total amount determined by clause (a) of this definition (before giving effect to the deduction set forth in clause (II) immediately following), and (II) item (a)(ii) above shall be reduced by twenty-five percent (25%).”

“‘Capital Expenditures’ shall mean, for any period, expenditures (including, without limitation, the aggregate amount of Capitalized Lease Obligations required to be paid during such period) incurred by a Person to acquire or construct fixed assets, plant and equipment (including, without limitation, renewals, improvements, replacements, repairs and maintenance but excluding the cash portion of the purchase price with respect to any Acquisition having an aggregate purchase price of $10,000,000 or more) during such period, that would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.”

“‘Permitted Liens’ shall mean, collectively, as applied to any Person:

(a) any Lien in favor of the Administrative Agent, the Lenders and the Issuing Bank given to secure the Obligations;

(b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person’s books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

(c) Liens of carriers, warehousemen, mechanics, vendors (solely to the extent arising by operation of law), laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

(d) Liens incurred in the ordinary course of business in connection with worker’s compensation and unemployment insurance, social security obligations, assessments or government charges which are not overdue for more than sixty (60) days;

(e) restrictions on the transfer of the Licenses or assets of any Borrower or any of the Restricted Subsidiaries imposed by any of the Licenses as presently in effect or by the Communications Act and any regulations thereunder;

(f) easements, rights-of-way, zoning restrictions, licenses, reservations or restrictions on use and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

(g) Liens arising by operation of law in favor of purchasers in connection with any asset sale permitted hereunder; provided, however, that such Lien only encumbers the property being sold;

(h) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section 7.1 hereof and true leases of any Borrower or any of the Restricted Subsidiaries;

(i) Liens to secure performance of statutory obligations, surety or appeal bonds, performance bonds, bids or tenders;

(j) judgment Liens which do not result in an Event of Default under Section 8.1(h) hereof;

(k) Liens in connection with escrow deposits made in connection with Acquisitions permitted hereunder;

(l) Liens of a nature contemplated by the third to last sentence of Section 5.13 hereof; and

(m) Liens securing obligations under Interest Hedge Agreements permitted pursuant to Section 7.1(m) hereof.”

“‘Restricted Payment’ shall mean any direct or indirect distribution, dividend or other payment to any Person (other than to any Borrower or any of the Restricted Subsidiaries) on account of (a) any general or limited partnership or limited liability company interest in, or shares of Capital Stock or other equity securities of, any Borrower or any Restricted Subsidiary (other than dividends payable solely in general or limited partnership or limited liability company interests or stock of such Person or in warrants or other rights or options to acquire such partnership or limited liability company interests or stock and stock splits), including, without limitation, any direct or indirect distribution, dividend or other payment to any Person (other than to any Borrower or any of the Restricted Subsidiaries) on account of any warrants or other rights or options to acquire shares of Capital Stock of any Borrower or any of the Restricted Subsidiaries, or (b) any management or similar agreement with an Affiliate of such Person not (i) in compliance with Section 7.12 hereof or (ii) in the ordinary course of business.”

“‘Senior Debt’ shall mean, for the Borrowers and its Restricted Subsidiaries on a consolidated basis as of any date, the remainder of (i) Total Debt on such date minus (ii) the sum of (A) the accreted value of the 2003 Senior Subordinated Discount Notes on such date and (B) the outstanding principal amount of the November 2003 Senior Subordinated Notes on such date.”

“‘Total Debt’ shall mean, for the Borrowers and the Restricted Subsidiaries on a consolidated basis as of any date, the sum (without duplication) of (i) the outstanding principal amount of the Loans, (ii) the aggregate amount of Indebtedness for Money Borrowed of such Persons, (iii) the aggregate amount of all Guaranties by such Persons of Indebtedness for Money Borrowed, and (iv) to the extent payable by the Borrowers, an amount equal to the aggregate exposure of the Borrowers under any Interest Hedge Agreements permitted pursuant to Section 7.1(m) of this Agreement, as calculated on a marked to market basis as of the last day of the fiscal quarter being tested or the last day of the most recently completed fiscal quarter, as applicable.”

(i) Section 1.1 of the Loan Agreement, Definitions, is hereby amended by inserting the following new definitions of “Excess Cash Flow Prepayment”, “Incremental Facility”, “Incremental Facility Advance”, “Incremental Facility

Commitment”, “Incremental Facility Loans”, “Incremental Facility Maturity Date”, “Incremental Facility Notes”, “Notice of Incremental Facility Commitment”, “November 2003 Senior Subordinated Notes” and “Second Amendment” in proper alphabetical order:

“‘Excess Cash Flow Prepayment’ shall have the meaning ascribed thereto in Section 2.7(b)(iv) hereof.”

“‘Incremental Facility’ shall mean the additional Indebtedness for Money Borrowed that the Borrowers may request pursuant to Section 2.15 hereof and which shall be subject to the terms and conditions of this Agreement.”

“‘Incremental Facility Advance’ shall mean an Advance made by any Lender holding an Incremental Facility Commitment pursuant to Section 2.15 hereof.”

“‘Incremental Facility Commitment’ shall mean the commitment of any Lender or Lenders to make advances to the Borrowers in accordance with any Notice of Incremental Facility Commitment (the Borrowers may obtain Incremental Facility Commitments from more than one Lender, which commitments shall be several obligations of each such Lender); and “Incremental Facility Commitments” shall mean the aggregate of the Incremental Facility Commitments of all Lenders.”

“‘Incremental Facility Loans’ shall mean the amounts advanced by the Lenders holding an Incremental Facility Commitment to the Borrowers as Incremental Facility Loans under an Incremental Facility Commitment, and evidenced by the Incremental Facility Notes.”

“‘Incremental Facility Maturity Date’ shall mean that date specified in the Notice of Incremental Facility Commitment as the maturity date of the applicable Incremental Facility.”

“‘Incremental Facility Notes’ shall mean those certain Incremental Facility Notes issued to each Lender having an Incremental Facility Commitment which Incremental Facility Notes shall be substantially in the form of Exhibit A attached to the Second Amendment.”

“‘Notice of Incremental Facility Commitment’ shall mean any Notice of Incremental Facility Commitment by the Borrowers executed in accordance with Section 2.15 hereof, which notice shall be substantially in the form of Exhibit B attached to the Second Amendment and shall be delivered to the Administrative Agent and the Lenders.”

“‘November 2003 Senior Subordinated Notes’ shall mean the $400,000,000 aggregate principal amount of 7.25% Senior Subordinated Notes Due 2011 issued pursuant to an indenture to be dated as of November 18, 2003 (and any exchange notes issued in connection therewith) and any refinancing by a Borrower of the foregoing in an amount not exceeding the aggregate outstanding principal amount of the Indebtedness being refinanced plus accrued interest thereon on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the November 2003 Senior Subordinated Notes.”

“‘Second Amendment’ shall mean that certain Second Amendment hereto dated as of November 18, 2003 by and among the Borrowers, the Administrative Agent and the Lenders signatory thereto.”

(b) Amendments to Article 2.

(i) Amendment to Section 2.5(b). Section 2.5(b) of the Loan Agreement, Mandatory Commitment Reductions, Reduction from Excess Cash Flow, is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(b) Reduction From Excess Cash Flow. On or prior to April 15, 2005, and on or prior to each April 15th thereafter during the term of this Agreement, the Revolving Loan Commitments shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans required under Section 2.7(b)(iv) hereof; provided, however, that if there are no Loans then outstanding, or if fifty percent (50%) of Excess Cash Flow exceeds the Loans then outstanding, the Revolving Loan Commitments shall be reduced by an aggregate amount equal to fifty percent (50%) of Excess Cash Flow, or the excess of fifty percent (50%) of such Excess Cash Flow over the Loans (which reduction shall be in addition to the reduction set forth in the first part of this Section 2.5(b) and which reduction shall be reduced by the amount of any Excess Cash Flow Prepayments during the preceding calendar year), as applicable, regardless of any repayment of the Revolving Loans. Reductions under this Section 2.5(b) to the Revolving Loan Commitments shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of the reductions set forth therein.”

(ii) Amendments to Section 2.7.

(A) Amendment to Section 2.7(b)(iv). Section 2.7(b)(iv) of the Loan Agreement, Prepayments and Repayments, Excess Cash Flow, is hereby amended by deleting such subsection in its entirety therein and substituting in lieu thereof the following:

“(iv) Excess Cash Flow. On or prior to April 15, 2005 and on or prior to each April 15th thereafter during the term of this Agreement, the Loans shall be repaid in an amount equal to, in the aggregate, fifty percent (50%) of the Excess Cash Flow for the fiscal year ended on the immediately preceding December 31st; provided, however, that the amount required to be paid from Excess Cash Flow hereunder shall be reduced by an amount equal to any voluntary prepayments of the Loans during the preceding calendar year that the Borrowers designate as an “Excess Cash Flow Prepayment” (which prepayment shall be applied to the Loans as though it were a repayment under this Section 2.7(b)(iv)); and provided further, however, that in no event shall a prepayment from any proceeds of the sale or issuance of debt instruments (by any Borrower, the Parent or any Restricted Subsidiary), the sale or issuance of Capital Stock (by any Borrower, the Parent or any Restricted Subsidiary) or the proceeds of any asset disposition be deemed an Excess Cash Flow Prepayment. The amount of the Excess Cash Flow required to be repaid under this Section 2.7(b)(iv) shall be applied to the Loans then outstanding on a pro rata basis. Accrued interest on the principal amount of the Loans being repaid pursuant to this Section 2.7(b)(iv) to the date of such repayment will be paid by the Borrowers concurrently with such principal repayment. All repayments under this Section 2.7(b)(iv) of each of the Term Loan A Loans and the Term Loan B Loans shall be applied to the repayments for such Loans in Section 2.7(b)(i) hereof in inverse order of maturity.”

(B) Amendment to Section 2.7(b)(v). Section 2.7 of the Loan Agreement, Prepayments and Repayments, Sale of Debt Instruments, is hereby further amended by inserting the following new Section 2.7(b)(v)(C) at the end of Section 2.7(b)(v):

“(C) Notwithstanding anything to the contrary in clauses (A) and (B) of this Section 2.7(b), no later than the Business Day following the date of the issuance of the November 2003 Senior Subordinated Notes, no less than the net cash proceeds from the issuance of the November 2003 Senior Subordinated Notes shall be used to repay the Loans on a pro rata basis based on the Loans outstanding. Repayment of the Term Loans shall be applied on a pro rata basis across the scheduled repayments of the Term Loan A Loans and Term Loan B Loans set forth in Section 2.7(b)(i) hereof and a corresponding reduction of the Revolving Loan Commitments in the amount of the repayment of the Revolving Loans shall be made on a pro rata basis across the scheduled commitment reductions set forth in Section 2.5(a) hereof. Notwithstanding anything to the contrary, the cash proceeds from the issuance of the November 2003 Senior Subordinated Notes shall not constitute Capital Raise Proceeds under this Agreement.”

(C) Amendment to Section 2.7(b)(vi)(B). Section 2.7(b)(vi)(B) of the Loan Agreement, Proceeds of 2003 Senior Subordinated Discount Notes,

Subsequent Repayment, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(B) Subsequent Repayment. In addition to the repayments set forth in Section 2.7(b)(vi)(A) above, on July 1, 2004, the Borrowers shall repay the Term Loan A Loans and Term Loan B Loans then outstanding in an amount equal to the amount in the Proceeds Account on such date (and may at any time prior to such date use amounts on deposit in the Proceeds Account to make repayments pursuant to this Section 2.7(b)(vi)(B) in an amount no less than the lesser of $5,000,000 or the remaining amount in the Proceeds Account), which repayment shall be applied pro rata to the Term Loan A Loans and the Term Loan B Loans across the remaining scheduled repayments set forth in Section 2.7(b)(i) hereof.”

(iii) Amendment to Article 2. Article 2 of the Loan Agreement, The Loans, is hereby amended by inserting the following new Section 2.15, Incremental Facility Advances, at the end of Article 2:

“Section 2.15 Incremental Facility Advances.

(a) Subject to the terms and conditions of this Agreement, the Borrowers may request an Incremental Facility Commitment on any Business Day; provided, however, that the Borrowers may not request any Incremental Facility Commitment or an Incremental Facility Advance after the occurrence and during the continuance of a Default or an Event of Default, including, without limitation, any Event of Default that would result after giving effect to any Incremental Facility Advance. Notwithstanding anything to the contrary under this Agreement, proceeds of the Incremental Facility Advances shall be used solely for the purpose of repaying outstanding Loans hereunder, and shall be applied to the Revolving Loans, Term Loan A Loans and/or Term Loan B Loans as directed by the Borrowers. Any repayment of the Term Loan A Loans or Term Loan B Loans, as applicable, from the proceeds of an Incremental Facility shall be applied pro rata across the remaining scheduled repayments set forth in Section 2.7(b)(i) hereof and any repayment of the Revolving Loans, if applicable, shall reduce the Revolving Loan Commitments in an amount equal to such repayment and such reduction shall be applied pro rata to the remaining scheduled commitment reductions set forth in Section 2.5(a) hereof. No Incremental Facility Maturity Date shall be earlier than the Term Loan B Maturity Date. The decision of any Lender to provide an Incremental Facility Commitment to the Borrowers shall be at such Lender’s sole discretion and shall be made in writing. The Incremental Facility Commitment of a Lender providing an Incremental Facility Commitment shall be evidenced by an Incremental Facility Note. Persons not then Lenders may be included as Lenders holding a portion of such Incremental Facility Commitment with the written approval of the Borrowers and the Administrative Agent (such approval not to be unreasonably withheld, delayed, or conditioned). The Incremental Facility Commitments shall be governed by this Agreement and the other Loan Documents and be on terms and conditions no more restrictive than those set forth herein and therein. The terms and conditions in this Section 2.15 may be amended with the consent of the Majority Lenders and the Borrowers, except to the extent that a specific Lender’s consent is otherwise required with respect to an issuance by such Lender of any Incremental Facility Commitment.

(b) Prior to the effectiveness of any Incremental Facility Commitment, the Borrowers shall (i) deliver to the Administrative Agent and the Lenders a Notice of Incremental Facility Commitment; and (ii) provide revised projections to the Administrative Agent and the Lenders, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Borrowers’ ability to timely repay such Incremental Facility Commitment and any Incremental Facility Advances thereunder and to comply with the covenants contained in Sections 7.8, 7.9, 7.10, 7.11, and 7.15 hereof.

(c) Incremental Facility Advances (i) shall bear interest at the Base Rate Basis or the LIBOR Basis; provided, however that the Applicable Margin with respect thereto shall be as agreed to by the Borrowers and the Lenders making such Incremental Facility Advances; and (ii) subject to Section 2.15(a) hereof, shall be repaid as agreed to by the Borrowers and the Lenders making such Incremental Facility Advances but in no event shall the quarterly percentage repayment of the Incremental Facility Loans outstanding (in the case of term loans) or quarterly percentage reduction of the Incremental Facility Commitments (in the case of revolving loans) exceed the quarterly percentage repayment of the Term Loan B Loans outstanding set forth in Section 2.7(b)(i) hereof or quarterly percentage reduction of the Revolving Loan Commitments set forth in Section 2.5(a) hereof, respectively.

(d) Incremental Facility Advances (and Continuations and Conversions thereof) shall be requested by the Borrowers pursuant to a request (which shall be in substantially the form of a Request for Advance) delivered in the same manner as a Request for Advance, but (in the case of Incremental Facility Advances) shall be funded pro rata only by those Lenders holding an Incremental Facility Commitment .

(e) The Lenders hereby acknowledge and agree that for all purposes hereunder (i) the term “Commitment Ratio” shall include the percentage in which a Lender holds a portion of such Incremental Facility Commitment; (ii) the term “Commitment” shall include such Incremental Facility Commitment; (iii) the term “Lenders” shall include Lenders having an Incremental Facility Commitment; (iv) the term “Loan Documents” shall include all Notices of Incremental Facility Commitment; (v) the term “Loans” shall include all Incremental Facility Loans; (vi) the term “Maturity Date” shall include the Incremental Facility Maturity Date; and (vii) the term “Notes” shall include all Incremental Facility Notes.”

(c) Amendments to Article 5.

(i) Amendment to Section 5.12. Section 5.12 of the Loan Agreement, Interest Rate Hedging, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 5.12 Interest Rate Hedging. Within forty-five (45) days after each Advance after the Agreement Date, the Borrowers shall enter into (and shall at all times thereafter maintain for a period of not less than two (2) years) one or more Interest Hedge Agreements with respect to the interest obligations on not less than fifty percent (50%) of the principal amount of the Loans outstanding from time to time. Such Interest Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for an average period of at least two (2) years from the date of such Interest Hedge Agreements or, if earlier, until the Term Loan B Maturity Date or Incremental Facility Maturity Date, as applicable, on terms reasonably acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrowers to the Administrative Agent or any of the Lenders (or any of their Affiliates) pursuant to any Interest Hedge Agreement and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations up to the then effective amount of the Commitments; and any Interest Hedge Agreement between any Borrower and any other Person shall be unsecured; provided, however, that, notwithstanding the foregoing, the obligations under any Interest Hedge Agreement permitted pursuant to Section 7.1(m) hereof may be secured.”

(ii) Amendment to Section 5.13. Section 5.13 of the Loan Agreement, Covenants Regarding Formation of Restricted Subsidiaries and Acquisitions; Partnership, Subsidiaries, is hereby amended by deleting the second to last sentence of such Section in its entirety and substituting in lieu thereof the following:

“In addition, the Borrowers shall cause any Subsidiary of any Borrower which becomes a “Restricted Subsidiary” under the indenture for the 2003 Senior Subordinated Discount Notes or the indenture for the November 2003 Senior Subordinated Notes to become a Restricted Subsidiary hereunder.”

(d) Amendments to Article 7.

(i) Amendment to Section 7.1. Section 7.1 of the Loan Agreement, Indebtedness of the Borrowers and the Restricted Subsidiaries, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 7.1 Indebtedness of the Borrowers and the Restricted Subsidiaries. The Borrowers shall not, and shall not permit any of the Restricted

Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

(a) the Obligations;

(b) accounts payable, accrued expenses (including, without limitation, taxes) and customer advance payments incurred in the ordinary course of business;

(c) Indebtedness secured by Permitted Liens;

(d) obligations under Interest Hedge Agreements with respect to the Loans;

(e) Indebtedness of any Borrower or any of the Restricted Subsidiaries to any Borrower or any other Restricted Subsidiary; provided, however, that the corresponding debt instruments are pledged to the Administrative Agent as security for the Obligations and such Indebtedness is expressly permitted pursuant to Section 7.5 hereof;

(f) Indebtedness incurred by any Unrestricted Subsidiary; provided, however, that such Indebtedness is non-recourse to the Parent, any of the Borrowers or any Restricted Subsidiary and no Lien is placed on the equity interests of the Parent, any of the Borrowers or any Restricted Subsidiary in such Unrestricted Subsidiary;

(g) Capitalized Lease Obligations;

(h) Indebtedness of any Borrower or any of the Restricted Subsidiaries incurred in connection with an Acquisition; provided, however, that (i) such Indebtedness (A) is owed to the seller thereof or an Affiliate thereof, (B) is unsecured, (C) has no scheduled payment of principal prior to the full payment of the Obligations, (D) is subject to terms and conditions and subordination provisions which are acceptable to the Majority Lenders on the date of incurrence, (E) when added to all other Indebtedness under this Section 7.1(h) does not exceed at any time outstanding $30,000,000.00, and (ii) the Borrowers are, at the time of incurrence of such Indebtedness (and after giving effect thereto), in pro forma compliance with all of the covenants contained in this Agreement;

(i) the Intracoastal Notes;

(j) Indebtedness as of the Agreement Date as set forth on Schedule 6 attached hereto;

(k) the 2003 Senior Subordinated Discount Notes;

(l) the November 2003 Senior Subordinated Notes; provided that (i) the November 2003 Senior Subordinated Notes are issued subject to subordination terms substantially similar to the subordination provisions for the 2003 Senior Subordinated Discount Notes and (ii) no less than the net cash proceeds from the issuance of the November 2003 Senior Subordinated Notes are used to repay the Loans outstanding in accordance with Section 2.7(b)(v)(C) hereof; and

(m) obligations under any Interest Hedge Agreements with respect to Indebtedness for Money Borrowed (other than the Loans); provided that such Interest Hedge Agreements shall not have a notional amount of more than $250,000,000 in the aggregate and shall not be speculative in nature.”

(ii) Amendment to Section 7.3. Section 7.3 of the Loan Agreement, Amendment and Waiver, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 7.3 Amendment and Waiver. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the (a) material provisions of its Articles or Certificate of Incorporation or limited liability company agreement or partnership agreement, as appropriate, and any material agreements, instruments or other documents relating to the transactions contemplated herein involving AirTouch, AT&T, Triton and TV Azteca, in each case, if the effect thereof would be to materially adversely affect the rights of the Administrative Agent, the Lenders and the Issuing Bank hereunder or under any Loan Document, (b)(i) provisions of the documents relating to the 2003 Senior Subordinated Discount Notes except, with respect to provisions other than those noted in Section 7.3(b)(ii) below, amendments of such provisions that do not cause such documents to be more restrictive to the Borrowers or more adverse to the Lenders, and (ii) provisions of the documents relating to the 2003 Senior Subordinated Discount Notes relating to subordination and (c)(i) provisions of the documents relating to the November 2003 Senior Subordinated Notes except, with respect to provisions other than those noted in Section 7.3(c)(ii) below, amendments of such provisions that do not cause such documents to be more restrictive to the Borrowers or more adverse to the Lenders, and (ii) provisions of the documents relating to the November 2003 Senior Subordinated Notes relating to subordination.”

(iii) Amendment to Section 7.7. Section 7.7 of the Loan Agreement, Restricted Payments, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“Section 7.7 Restricted Payments. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or

Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) subject to Section 2.7(b)(iv) hereof, cash distributions in an aggregate amount for all Borrowers not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year (less (1) any portion of such Excess Cash Flow used in accordance with Section 7.16 hereof to prepay the 2003 Senior Subordinated Discount Notes and the November 2003 Senior Subordinated Notes and (2) the amount by which the aggregate amount of all Excess Cash Flow Prepayments made during such preceding calendar year exceed fifty percent (50%) of such Excess Cash Flow), on or after April 15th of each calendar year commencing on April 15, 2005; (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes and the Senior Notes due 2009 and any refinancings thereof that would not cause a Default under Section 8.1(p) hereof, (c) on or prior to June 30, 2004, distributions to the Parent to pay, repurchase, redeem or otherwise retire all or any portion of the Parent’s 2.25% Convertible Notes due 2009; provided that (i) the amount of any such distributions shall be no greater than the face amount of the Parent’s 2.25% Convertible Notes due 2009 plus accrued interest thereon and (ii) such distributions may only be made to the extent that funds are available therefor in the Proceeds Account; (d) on or prior to June 30, 2004, distributions to the Parent to enable the Parent to pay, repurchase, redeem or otherwise retire all or any portion of the Convertible Notes (other than the Parent’s 2.25% Convertible Notes due 2009) and the Senior Notes due 2009; provided that any payment, repurchase, redemption or other retirement of the Convertible Notes (other than the Parent’s 2.25% Convertible Notes due 2009) and the Senior Notes due 2009 shall be at a price no greater than 103% of the face amount thereof plus accrued interest thereon; provided further that any distributions made pursuant to this Section 7.7(d) (x) shall not exceed $217,000,000.00 minus any Restricted Payments made pursuant to Section 7.7(c) hereof and this Section 7.7(d), and (y) may only be made to the extent that funds are available therefor in the Proceeds Account; and (e) distributions to the Parent to make scheduled principal and interest payments on the Indebtedness permitted under Sections 8.1(p)(viii) and (ix) hereof; and (f) distributions to the Parent to make payments in an aggregate amount not to exceed $10,000,000.00 (which amounts shall be deemed to be Investments for the purposes of Section 7.6(f) hereof) in satisfaction of the Guaranties of the Parent of the obligations of the Verestar Entities set forth on Schedule 1 attached to the First Amendment.”

(iv) Amendment to Article 7. Article 7 of the Loan Agreement, Negative Covenants, is hereby further amended by inserting at the end of Article 7 the following new Section 7.16:

“Section 7.16 Prepayments on Subordinated Debt. The Borrowers shall not nor shall they permit any Restricted Subsidiary to make (a) any prepayment of principal or interest on any Indebtedness which by its terms is subordinated to the Obligations or (b) any payment of principal or interest on the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes that is in violation of the subordination provisions with respect thereto (except, in the case of clauses (a) and (b), (x) in connection with a refinancing thereof permitted under this Agreement or (y) so long as no Default or Event of Default hereunder then exists or would be caused thereby, subject to Section 2.7(b)(iv) hereof, in an aggregate amount not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year (less (1) any portion thereof used for Restricted Payments permitted pursuant to Section 7.7(a) hereof and (2) the amount by which the aggregate amount of all Excess Cash Flow Prepayments made during the preceding calendar year exceed fifty percent (50%) of such Excess Cash Flow) on or after April 15th of each calendar year commencing on April 15, 2005).”

(e) Amendments to Article 8.

(i) Amendment to Section 8.1(j). Section 8.1(j) of the Loan Agreement, Events of Default, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(j) there shall occur (i) any acceleration of the maturity of any Indebtedness of the Parent, any Borrower or any of the Restricted Subsidiaries in an aggregate principal amount exceeding $10,000,000.00 (including, without limitation, under the 2003 Senior Subordinated Discount Notes and the November 2003 Senior Subordinated Notes), or, as a result of a failure to comply with the terms thereof, such Indebtedness shall otherwise have become due and payable; (ii) any event or condition the occurrence of which would permit such acceleration of such Indebtedness, or which, as a result of a failure to comply with the terms thereof, would make such Indebtedness otherwise due and payable, and which event or condition has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Loans hereunder or any event which would entitle the holders of such Indebtedness to require the repurchase of such Indebtedness; or (iii) any material default under any Interest Hedge Agreement which would permit the obligation of any Borrower to make payments to the counterparty thereunder to be then due and payable;”

(ii) Amendment to Section 8.1(p). Section 8.1(p) of the Loan Agreement, Events of Default, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(p) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the

Senior Notes due 2009, (iii) any refinancing of the foregoing the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness being refinanced; provided that the amount of such refinancing may include any premiums that would be required to be paid as set forth in the indentures for the Convertible Notes and the Senior Notes due 2009, as applicable, (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, (v) that certain Guaranty dated November 30, 1999 made by the Parent in favor of ICG Holdings, (vi) that certain guaranty made by the Parent of the Indebtedness under the 2003 Senior Subordinated Discount Notes, (vii) any guaranty by the Parent of the Obligations, (viii) Indebtedness under any refinancing of the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes (so long as such refinancing is in an amount not exceeding the accreted value or principal amount, as applicable, of the Indebtedness being refinanced (plus the amount of any premiums required by the terms of such Indebtedness) and the terms thereof are no less favorable in any material respect to the Lenders than the Indebtedness being refinanced (although such refinanced Indebtedness may require cash payments of interest; provided, however, that any Restricted Payments necessary to make payments on such Indebtedness shall be subject to Section 7.7 hereof), (ix) (A) subject to compliance with Section 2.7(b)(v)(B) hereof, additional Indebtedness; provided that (1) such Indebtedness shall have terms no less favorable in any material respect to the Lenders than the Indebtedness described in clauses (i) or (ii) hereof, (2) except to the extent applied pursuant to Section 2.7(b)(v)(B) hereof or promptly used to refinance Indebtedness of the Parent, the net proceeds of such Indebtedness shall be held in a blocked account on which the Administrative Agent shall have a Lien for the benefit of the Lenders and shall be used solely to refinance Indebtedness of the Parent or the Loans, and (3) any portion of the net proceeds of such Indebtedness which is in the blocked account on the earlier of (i) the date set forth in a notice delivered by the Borrowers to the Administrative Agent within five (5) Business Days after the date of the incurrence of such Indebtedness (which date in no event shall extend beyond the sixtieth (60th) day following the incurrence of such Indebtedness) and (ii) the occurrence of a Trigger Event shall be paid to the Administrative Agent and applied to the Loans as required by Section 2.7(b)(v)(B) hereof (and shall be treated as an equity contribution to the Borrowers), and (B) any refinancing of the foregoing the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness being refinanced, and (x) that certain guaranty to be made by the Parent of the Indebtedness under the November 2003 Senior Subordinated Notes;”

(iii) Amendment to Section 8.1(q). Section 8.1(q) of the Loan Agreement, Events of Default, is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(q) the Parent shall sell or issue any Capital Stock (other than net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after January 6, 2000 from the sale of securities in connection with any employee stock option plan of the Parent or any of its Subsidiaries), the net cash proceeds of which are not contributed as equity to the Borrowers, other than Capital Stock issued in connection with an Acquisition permitted hereunder; provided that the foregoing shall not apply to the sale or issuance of any Capital Stock by the Parent if (A) the net cash proceeds of such issuance are deposited into and held in a blocked account on which the Administrative Agent shall have a Lien for the benefit of the Lenders, (B) the net cash proceeds thereof are used within twelve months of the date of such issuance to repay, repurchase, redeem or otherwise retire any outstanding Indebtedness of the Parent or the Borrowers and (C) any unused net cash proceeds on the first Business Day twelve months after such sale or issuance are contributed as equity to the Borrowers;”

(iv) Amendment to Section 8.1(r). Section 8.1(r) of the Loan Agreement, Events of Default, is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(r) any Subsidiary of the Parent which guarantees the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes does not also guaranty the Obligations or become a Borrower hereunder; or”

3. No Other Amendments. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment, waiver or consent by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future. In accordance with the foregoing, the Loan Documents shall be deemed to be amended solely to the extent necessary to give effect to the amendments set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to:

(a) receipt by the Administrative Agent of duly executed signature pages to this Amendment from the Majority Lenders;

(b) the representations and warranties contained in Article 4 of the Loan Agreement and contained in the other Loan Documents remaining true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default or Event of Default now exists or will be caused hereby; and

(c) receipt by the Administrative Agent (for the benefit of each Lender executing and delivering signature pages hereto prior to 5:00 pm on November 13, 2003) an amount equal to 5 basis points on the aggregate amount of the Loans (other than the Revolving Loans) and Revolving Loan Commitments of such Lenders (in each case, after giving effect to the repayment of the Loans, and corresponding reduction of the Revolving Loan Commitments, that will be made pursuant to Section 2.7(b)(v)(C) of the Loan Agreement).

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

7. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

8. Guarantor Acknowledgment.

(a) Each of ATC GP, Inc., ATC LP, Inc., ATS/PCS, LLC, New Loma Communications, Inc., ATC Tower Services, Inc., American Tower PA LLC, UNIsite, Inc., American Tower Delaware Corporation, American Tower Management, Inc., ATC Midwest, LLC, Telecom Towers, L.L.C., Shreveport Tower Company, ATC South LLC, MHB Tower Rentals of America, LLC, ATC International Holding Corp., Kline Iron & Steel Co., Inc., Carolina Towers, Inc., ATC Mexico Holding Corp., ATC MexHold, Inc., ATC South America Holding Corp., American Tower Corporation de Mexico S. de R.L. de C.V., MATC Celular S. de R.L. de C.V., MATC Digital S. de R.L. de C.V., MATC Servicios, S. de R.L. de C.V. and Towers of America, L.L.L.P. are collectively referred to herein as the “Guarantors,” and the Guaranties executed by the Guarantors are collectively referred to herein as the “Guaranties.”

(b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all “Guarantied Obligations” under each of the Guaranties, as the case may be (in each case as such term is defined in the applicable Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

(c) Each Guarantor acknowledges and agrees that any of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:	AMERICAN TOWER, L.P., a Delaware limited partnership

	By:	ATC GP INC., its General Partner

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC., a Delaware corporation

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER INTERNATIONAL, INC., a
Delaware corporation

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Treasurer

AMERICAN TOWER, LLC, a Delaware limited liability company

	By:	AMERICAN TOWER CORPORATION, its sole member and manager

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 1

GUARANTORS:	ATC GP, INC.

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

ATC LP, INC.

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

ATS/PCS, LLC
TOWERS OF AMERICA, L.L.L.P.

	By:	AMERICAN TOWER, L.P., its general partner and its sole member (as applicable)

	By:	ATC GP, INC., its general partner

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

NEW LOMA COMMUNICATIONS, INC.

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

ATC TOWER SERVICES, INC.

	By:	//Bradley E. Singer//
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer & Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 2

AMERICAN TOWER PA LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

UNISITE, INC.

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER DELAWARE CORPORATION

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER MANAGEMENT, INC.

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC MIDWEST, LLC

By:	AMERICAN TOWER MANAGEMENT, INC., its sole member and manager

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 3

TELECOM TOWERS, LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

SHREVEPORT TOWER COMPANY

By:	TELECOM TOWERS, LLC and ATC SOUTH, LLC, its general partners

By:	AMERICAN TOWERS, INC., their sole member and manager

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC SOUTH LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

MHB TOWER RENTALS OF AMERICA, LLC

By:	ATC SOUTH, LLC, its sole member

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 4

ATC INTERNATIONAL HOLDING CORP.

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

KLINE IRON & STEEL CO., INC.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Assistant Secretary

CAROLINA TOWERS, INC.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Assistant Secretary

ATC MEXICO HOLDING CORP.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Chief Financial Officer

ATC MEXHOLD, INC.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Chief Financial Officer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 5

ATC SOUTH AMERICA HOLDING CORP.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Chief Financial Officer

AMERICAN TOWER COPORATION de MEXICO S. de R. L. de C.V.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Attorney-In-Fact

MATC CELULAR S. de R.L.de C.V.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Attorney-In-Fact

MATC DIGITAL S. de R.L.de C.V.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Attorney-In-Fact

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 6

MATC SERVICIOS, S. de R.L.de C.V.

By:	//William H. Hess//
Name:	William H. Hess
Title:	Attorney-In-Fact

TOWERS OF AMERICA, L.L.L.P.

By:	AMERICAN TOWER, L.P., its general partner and its sole member and manager (as applicable)

By:	ATC GP, Inc., its general partner

By:	//Bradley E. Singer//
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 7

ADMINISTRATIVE AGENT
AND LENDERS:	TORONTO DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

	By:	//Jim Bridwell//
	Name:	Jim Bridwell
	Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 8

ADDISON CDO, LIMITED (#1279), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

ATHENA CDO, LIMITED (#1277), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

BEDFORD CDO, LIMITED, as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

CAPTIVA III FINANCE LTD. (Acct 275),as a Lender as advised
By:	Pacific Investment Management Company, LLC

By:	//David Dyer//
Name:	David Dyer
Title:	Director

CAPTIVA IV FINANCE LTD. (Acct 1275), as a Lender as advised
By:	Pacific Investment Management Company, LLC

By:	//David Dyer//
Name:	David Dyer
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 9

JISSEKIKUN FUNDING, LTD. (#1288), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

LOAN FUNDING III LLC, as a Lender
By:	Pacific Investment Management Company, LLC as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

PIMCO FLOATING RATE INCOME FUND, as a Lender
By:	Pacific Investment Management Company, LLC as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

ROYALTON COMPANY (#280), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

SEQUILS-MAGNUM, LTD (#1280), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	//Mohan V. Phansalkar//
Name:	Mohan V. Phansalkar
Title:	Executive Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 10

AIM FLOATING RATE FUND, as a Lender
By:	INVESCO Senior Secured Management, Inc., As
Attorney in fact

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

AMARA-1 FINANCE, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc. As
Financial Manager

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

AMARA 2 FINANCE, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., As
Financial Manager

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

AVALON CAPITAL LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Portfolio Advisor

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 11

AVALON CAPITAL LTD. 2, as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Portfolio Advisor

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

SAGAMORE CLO LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Collateral Manager

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO, as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Investment Advisor

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Investment Advisor

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

INVESCO EUROPEAN CDO I S.A., as a Lender
By:	INVESCO Senior Secured Management, Inc. as
Collateral Manager

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 12

INVESCO CBO 2000-1, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Portfolio Advisor

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Collateral Manager

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

TRITON CDO IV, LIMITED, as a Lender
By:	INVESCO Senior Secured Management, Inc., as
Investment Advisor

By:	//Scott Baskind//
Name:	Scott Baskind
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 13

AIMCO CDO SERIES 2000-A, as a Lender

By:	//Robert B. Bodett//
Name:	Robert B. Bodett
Title:	Authorized Signatory

By:	//Jerry D. Zinkula//
Name:	Jerry D. Zinkula
Title:	Authorized Signatory

AIMCO CLO, SERIES 2001-A, as a Lender

By:	//Robert B. Bodett//
Name:	Robert B. Bodett
Title:	Authorized Signatory

By:	//Jerry D. Zinkula//
Name:	Jerry D. Zinkula
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 14

ALLSTATE LIFE INSURANCE COMPANY, as a Lender

By:	//Robert B. Bodett//
Name:	Robert B. Bodett
Title:	Authorized Signatory

By:	//Jerry D. Zinkula//
Name:	Jerry D. Zinkula
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 15

APEX (TRIMARAN) CDO I, LTD., as a Lender
By:	Trimaran Advisors, L.L.C.

By:	//David M. Millison//
Name:	David M. Millison
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 16

ARCHIMEDES FUNDING, L.L.C., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

ARCHIMEDES FUNDING II, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

ARCHIMEDES FUNDING III, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

BALANCED HIGH YIELD FUND I, LTD., as a Lender
By:	ING Capital Advisors LLC, as Asset Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 17

BALANCED HIGH YIELD FUND II, LTD., as a Lender
By:	ING Capital Advisors LLC, as Asset Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

ENDURANCE CLO I, LTD., as a Lender
c/o: ING Capital Advisors LLC, as Collateral Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

ING-ORYX CLO, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

NEMEAN CLO, LTD., as a Lender
By:	ING Capital Advisors LLC, as Investment Manager

By:	//Gordon R. Cook//
Name:	Gordon R. Cook
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 18

ARES III CLO Ltd.

By:	ARES CLO Management LLC

By:	//Jeff Moore//
Name:	Jeff Moore
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 19

AMERICAN EXPRESS CERTIFICATE COMPANY, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Yvonne Stevens//
Name:	Yvonne Stevens
Title:	Senior Managing Director

ARIEL CBO, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

CALHOUN CBO LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

CEDAR CBO, LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

CENTURION CDO II, LTD., as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 20

CENTURION CDO III, LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

CENTURION CDO VI, LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

CLARION CBO LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

IDS LIFE INSURANCE COMPANY, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

ISLES CBO LIMITED, as a Lender
By:	American Express Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 21

SEQUILS - CENTURION V, LTD., as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:	//Leanne Stavrakis//
Name:	Leanne Stavrakis
Title:	Director- Operations

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 22

BALLYROCK CDO I LIMITED, as a Lender

By:	//Lisa Rymut//
Name:	Lisa Rymut
Title:	Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	//Lisa Rymut//
Name:	Lisa Rymut
Title:	Assistant Treasurer

FIDELITY FIXED INCOME TRUST: FIDELITY HIGH INCOME FUND, as a Lender

By:	//John H. Costello//
Name:	John H. Costello
Title:	Assistant Treasurer

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND (1833), as a Lender

By:	//John H. Costello//
Name:	John H. Costello
Title:	Assistant Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 23

BANK OF AMERICA, STRATEGIC SOLUTIONS INC., as a Lender

By:	//Patrick Honey//
Name:	Patrick Honey
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 24

BANK OF MONTRÉAL, as a Lender

By:	//Sara Kim//
Name:	Sarah Kim
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 25

BANKNORTH, N.A., as a Lender

By:	//Nicolas Caussade//
Name:	Nicolas Caussade
Title:	AVP

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 26

BANK OF SCOTLAND, as a Lender

By:	//Joseph Fratus//
Name:	Joseph Fratus
Title:	First Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 27

BLACKROCK SENIOR LOAN TRUST, as a Lender

By:
Name:
Title:

MAGNETITE ASSET INVESTORS, LLC, as a Lender

By:
Name:
Title:

MAGNETITE ASSET INVESTORS III, LLC, as a Lender

By:
Name:
Title:

TITANIUM CBO I, LTD., as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 28

CERES II FINANCE LTD. as a Lender

By:	Patriarch Partners IX, LLC, its Managing Agent

By:	//Lynn Tilton//
Name:	Lynn Tilton
Title:	Manager

AERIES FINANCE II LTD., as a Lender

By:	Patriarch Partners X, LLC, its Managing Agent

By:	//Lynn Tilton//
Name:	Lynn Tilton
Title:	Manager

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 29

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By:	//Yoram Dankner//
Name:	Yoram Dankner
Title:	Managing Director

By:	//Hetal Selarka//
Name:	Hetal Selarka
Title:	Associate Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 30

BEAR STEARNS & CO. INC., as a LENDER

By:	//Richard Bram Smith//
Name:	Richard Bram Smith
Title:	Senior Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	//Richard Bram Smith//
Name:	Richard Bram Smith
Title:	Vice President

BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender

By:	//Jay McDermot//
Name:	Jay McDermot
Title:	Vice-President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 31

EATON VANCE CDO II, LTD., as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

EATON VANCE CDO VI, LTD., as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,
as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST, as a Lender
By:	Eaton Vance Management, as Investment Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 32

GRAYSON & CO, as a Lender
By:	Boston Management and Research, as Investment
Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

SENIOR DEBT PORTFOLIO, as a Lender
By:	Boston Management and Research, as Investment
Advisor

By:	//Michael B. Brotthof//
Name:	Michael B. Brotthof
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 33

BRYN MAWR CLO, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	//Mark E. Wittnebel//
Name:	Mark E. Wittnebel
Title:	Senior Vice President

FOREST CREEK CLO, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	//Mark E. Wittnebel//
Name:	Mark E. Wittnebel
Title:	Senior Vice President

ROSEMONT CLO, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	//Mark E. Wittnebel//
Name:	Mark E. Wittnebel
Title:	Senior Vice President

SEQUILS - Cumberland I, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	//Mark E. Wittnebel//
Name:	Mark E. Wittnebel
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 34

CALLIDUS DEBT PARTNERS CDO FUND I, LTD., as a Lender

By:	Callidus Debt Partners CDO Fund I, Ltd.
By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	//Mavis Taintor//
Name:	Mavis Taintor
Title:	Managing Director

CALLIDUS DEBT PARTNERS CLO FUND II, LTD., as a Lender

By:	Callidus Debt Partners CLO Fund II, Ltd.
By:	Its Collateral Manager, Callidus Capital Management. LLC

By:	//Mavis Taintor//
Name:	Mavis Taintor
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 35

CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender

By:
Name:
Title:

CARLYLE HIGH YIELD PARTNERS III, LTD., as a Lender

By:
Name:
Title:

CARLYLE HIGH YIELD PARTNERS IV, LTD., as a Lender

By:
Name:
Title:

CARLYLE LOAN OPPORTUNITY FUND, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 36

CITADEL HILL 2000 LTD., as a Lender

By:	//Nicholas A. Karsiotis//
Name:	Nicholas A. Karsiotis
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 37

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By:	//Daniel G. Eastman//
Name:	Daniel G. Eastman
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 38

CLYDESDALE CLO 2001-1, LTD., as a Lender
By:	Nomura Corporate Research and Asset Management, Inc., as Collateral Manager

By:	//Elizabeth MacLean//
Name:	Elizabeth MacLean
Title:	Director

CLYDESDALE CLO 2003, LTD., as a Lender
By:	Nomura Corporate Research and Asset Management, Inc., as Collateral Manager

By:	//Elizabeth MacLean//
Name:	Elizabeth MacLean
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 39

COBANK, ACB, as a Lender

By:	//Rick Freeman//
Name:	Rick Freeman
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 40

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E), as a Lender

By:	//Dennis R. Hemme//
Name:	Dennis R. Hemme
Title:	Vice President and Treasurer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 41

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	//Michael R. Phelan//
Name:	Michael R. Phelan
Title:	Executive Director

By:	//Brett Delfino//
Name:	Brett Delfino
Title:	Executive Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 42

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:	//Stephanie Ducroizet//
Name:	Stephanie Ducroizet
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 43

CREDIT SUISSE FIRST BOSTON, as a Lender, acting through its Cayman Island Branch

By:	//Sovonna Day-Goins//
Name:	Sovonna Day-Goins
Title:	Vice President

By:	//James P. Moran//
Name:	James P. Moran
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 44

CSAM FUNDING I, as a Lender

By:	//Andrew H. Marshak//
Name:	Andrew H. Marshak
Title:	Authorized Signatory

CSAM FUNDING II, as a Lender

By:	//Andrew H. Marshak//
Name:	Andrew H. Marshak
Title:	Authorized Signatory

CSAM FUNDING III, as a Lender

By:	//Andrew H. Marshak//
Name:	Andrew H. Marshak
Title:	Authorized Signatory

FIRST DOMINION FUNDING III, as a Lender

By:	//Andrew H. Marshak//
Name:	Andrew H. Marshak
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 45

CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:
Name:
Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:
Name:
Title:

CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
By:	CypressTree Strategic Debt Management Co., Inc. as Investment Advisor

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 46

DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, as a Lender

By:	//Anca Trifan//
Name:	Anca Trifan
Title:	Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 47

DEXIA CREDIT LOCAL, as a Lender

By:	//Mard Brugiere//
Name:	Mard Brugierie
Title:	General Manager

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 48

DOLPHIN INVESTMENT CO, LTD., as a Lender

By:	Oak Hill CLO Management III, LLC
as Investment Manager

By:	//Scott D. Krase//
Name:	Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT PARTNERS I, LIMITED, as a Lender

By:	Oak Hill CLO Management I, LLC
as Investment Manager

By:	//Scott D. Krase//
Name:	Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender

By:	Oak Hill CLO Management II, LLC
as Investment Manager

By:	//Scott D. Krase//
Name:	Scott D. Krase
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 49

ELC (CAYMAN) LTD., as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	//David P. Wells//
Name:	David P. Wells
Title:	Managing Director

ELC (CAYMAN) LTD. CDO SERIES 1999-I, as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	//David P. Wells//
Name:	David P. Wells
Title:	Managing Director

ELC (CAYMAN) LTD. 1999-II, as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	//David P. Wells//
Name:	David P. Wells
Title:	Managing Director

TRYON CLO I LTD. 2000-1, as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	//David P. Wells//
Name:	David P. Wells
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 50

ELF FUNDING TRUST III, as a Lender
By:	New York Life Investment Management, LLC, as attorney-in-fact

By:	//Mark A. Campellone//
Name:	Mark A. Campellone
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 51

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	//John Fay//
Name:	John Fay
Title:	Vice President

By:	//Bryan J. Lynch//
Name:	Bryan J. Lynch
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 52

FC-CBO III LIMITED, as a Lender

By:	//Lou Galassini//
Name:	Lou Galassini
Title:	Vice President/Authorized Signor

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 53

FLEET NATIONAL BANK, as a Lender

By:	//C. Christopher Smith//
Name:	C. Christopher Smith
Title:	Authorized Officer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 54

FORTIS CAPITAL CORP., as a Lender

By:	//Kathleen DeLathauwer//
Name:	Kathleen DeLathauwer
Title:	Vice President

By:	//Anthony Ciraulo//
Name:	Anthony Ciraulo
Title:	Assistant Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 55

GALAXY CLO 1999-1, LTD., as a Lender
By:	SAI Investment Adviser, Inc., Its Collateral Agent

By:	//Steven S. Oh//
Name:	Steven S. Oh
Title:	Managing Director

GALAXY CLO 2003-1, LTD., as a Lender
By:	AIG Global Investment Corp., Its Investment Advisor

By:	//Steven S. Oh//
Name:	Steven S. Oh
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 56

GE CAPITAL CFE, INC., as a Lender

By:	//Molly S. Fergusson//
Name:	Molly S. Fergusson
Title:	Manager, Operations

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 57

GENERAL ELECTRIC CAPITALCORPORATION, as a Lender

By:	//Bhupesh Gupta//
Name:	Bhupesh Gupta
Title:	Manager, Operations

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 58

HARBOUR TOWN FUNDING TRUST, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

JUPITER FUNDING TRUST, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

MUIRFIELD TRADING LLC, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

PPM SPYGLASS FUNDING TRUST, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 59

STANWICH LOAN FUNDING LLC, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

WINGED FOOT FUNDING TRUST, as a Lender

By:	//Ann E. Morris//
Name:	Ann E. Morris
Title:	Authorized Agent

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 60

HARBOURVIEW CDO IV, LTD., as a Lender

By:
Name:
Title:

HARBOURVIEW CLO V, LTD., as a Lender

By:
Name:
Title:

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 61

IBM CREDIT LLCs a Lender

By:	//Steven A. Flanagan//
Name:	Steven A. Flanagan
Title:	Manager, Global Special Handling

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 62

INDOSUEZ CAPITAL FUNDIING IIA, LIMITED, as a Lender

By:	//Charles Kobayashi//
Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager

INDOSUEZ CAPITAL FUNDIING III, LIMITED, as a Lender

By:	//Charles Kobayashi//
Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 63

ING PRIME RATE TRUST, as a Lender
By:	ING Investments, LLC, as its investment manager

By:	//Jeffrey A. Bakalar//
Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

ING SENIOR INCOME FUND, as a Lender
By:	ING Investments, LLC, as its investment manager

By:	//Jeffrey A. Bakalar//
Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.,
as a Lender
By:	ING Investments, LLC, as its investment manager

By:	//Jeffrey A. Bakalar//
Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.,
as a Lender
By:	ING Investments, LLC, as its investment manager

By:	//Jeffrey A. Bakalar//
Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

PILGRIM CLO 1999-1 LTD., as a Lender
By:	ING Investments, LLC, as its investment manager

By:	//Jeffrey A. Bakalar//
Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 64

SEQUILS-PILGRIM I, LTD., as a Lender
By:	ING Investments, LLC, as its investment manager

By:	//Jeffrey A. Bakalar//
Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 65

JPMORGAN CHASE BANK, as a Lender

By:	//James L. Stone//
Name:	James L. Stone
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 66

KEY CORPORATE CAPITAL INC., as a Lender

By:	//Laura E. Thozeski//
Name:	Laura E. Thozeski
Title:	Assistant Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 67

KZH CYPRESSTREE-1 LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

KZH ING-2 LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

KZH ING-3 LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

KZH STERLING LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 68

KZH SOLEIL LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

KZH SOLEIL-2 LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

KZH RIVERSIDE LLC, as a Lender

By:	//Hi Hua//
Name:	Hi Hua
Title:	Authorized Agent

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 69

LANDMARK CDO LIMITED, as a Lender
By:	Aladdin Asset Management LLC, as Manager

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 70

LCM I LIMITED PARTNERSHIP, as a Lender
By:	Lyon Capital Management LLC, as Attorney in Fact

By:	//Farboud Tavangar//
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 71

LEHMAN COMMERCIAL PAPER, as a Lender

By:	//G. Robert Berzins//
Name:	G. Robert Berzins
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 72

M & T Bank, as a Lender

By:	//Linda J. Weinberg//
Name:	Linda J. Weinberg
Title:	Administrative Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 73

MADISON AVENUE CDO I, LTD, as a Lender
By:	Metropolitan Life Insurance Company, as Collateral Manager

By:	//John K. Wand//
Name:	John K. Wand
Title:	Managing Director

MADISON AVENUE CDO III, LTD, as a Lender
By:	Metropolitan Life Insurance Company, as Collateral Manager

By:	//John K. Wand//
Name:	John K. Wand
Title:	Managing Director

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:	//John K. Wand//
Name:	John K. Wand
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 74

MASTER SENIOR FLOATING RATE TRUST, as Lender

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

DEBT STRATEGIES FUND, INC., as Lender

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

LONGHORN CDO (CAYMAN) LTD., as a Lender
By:	Merrill Lynch Investment Managers, as Investment Advisor

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

LONGHORN CDO II, LTD., as a Lender
By:	Merrill Lynch Investment Managers, L.P., as Investment
Advisor

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
By:	Merrill Lynch Investment Managers, L.P., as Investment
Advisor, as Lender

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 75

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as Lender
By:	Merrill Lynch Investments Managers, L.P., as Investment Advisor

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

MERRILL LYNCH CREDIT PRODUCTS LLC, as Lender

By:	//Graham Goldsmith//
Name:	Graham Goldsmith
Title:	President

SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender

By:	//Andrew C. Liggio//
Name:	Andrew C. Liggio
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 76

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 77

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	//James Morgan//
Name:	James Morgan
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 78

MOUNTAIN CAPITAL CLO I, LTD., as a Lender

By:
Name:
Title:

MOUNTAIN CAPITAL CLO II, LTD., as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 79

NATEXIS BANQUES POPULAIRES, as a Lender

By:	//Cynthia E. Sachs//
Name:	Cynthia E. Sachs
Title:	VP, Group Manager

By:	//Michael T. Pellerito//
Name:	Michael T. Pellerito
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 80

NATIONAL CITY BANK, as a Lender

By:	//Jon W. Peterson//
Name:	Jon W. Peterson
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 81

NIB CAPITAL BANK N.V., as a Lender

By:	//J.T. Jol//
Name:	J.T. Jol
Title:	Director Legal Affairs

By:	//J.B. Spanjersberg//
Name:	J.B. Spanjersberg
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 82

NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, as a Lender

By:	//Mark A. Campellone//
Name:	Mark A. Campellone
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 83

NYLIM FLATIRON CLO 2003-1 LTD., as a Lender

By:	//Mark A. Campellone//
Name:	Mark A. Campellone
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 84

OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
By:	Octagon Credit Investors, LLC, as sub-investment manager

By:	//Andrew D. Gordon//
Name:	Andrew D. Gordon
Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
By:	Octagon Credit Investors, LLC, as Portfolio Manager

By:	//Andrew D. Gordon//
Name:	Andrew D. Gordon
Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD., as a Lender
By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	//Andrew D. Gordon//
Name:	Andrew D. Gordon
Title:	Portfolio Manager

OCTAGON INVESTMENT PARTNERS V, LTD., as a Lender
By:	Octagon Credit Investors, LLC, as Portfolio Manager

By:	//Andrew D. Gordon//
Name:	Andrew D. Gordon
Title:	Portfolio Manager

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 85

PACIFICA PARTNERS I, L.P., as a Lender
By:	Imperial Credit Asset Management, as its Investment Manager

By:	//Sean Walker//
Name:	Sean Walker
Title:	SVP

PACIFICA CDO II, LTD.
By:	Alcentra Inc., as its Investment Manager

By:	//Sean Walker//
Name:	Sean Walker
Title:	SVP

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 86

R2 TOP HAT, LTD., as a Lender
By:	Amalgamated Gadget, L.P., as Investment Manager
By:	Scepter Holdings, Inc., its General Partner

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 87

ROBECO CDO II, LTD., as a Lender

By:	//Harry Sharlach//
Name:	Harry Sharlach
Title:	Principal, Portfolio Manager

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 88

ROYAL BANK OF CANADA, as a Lender

By:	//John M. Crawford//
Name:	John M. Crawford
Title:	Attorney in Fact

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 89

SANKATY ADVISORS, INC., as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for BRANT POINT II CBO 2000-1, LTD., as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL I- INGOTS, LTD., as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL II- INGOTS, LTD., as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 90

SANKATY ADVISORS, LLC, as Collateral Manager for
RACE POINT CLO, LIMITED, as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for
RACE POINT II CLO, LIMITED, as Term Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS II, L.P.,
as a Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS III, L.P.,
as a Lender

By:	//Diane J. Exter//
Name:	Diane J. Exter
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 91

SEABOARD CLO 2000 LTD, as a Lender
By:	Daivd L. Babson & Company Inc.

By:	//David P. Wells//
Name:	David P. Wells
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 92

SENECA CBO II, L.P., as a Lender
By:	Seneca Capital Management as Portfolio Manager

By:	//Warren Goodrich//
Name:	Warren Goodrich
Title:	Analyst/ Authorized Officer

SENECA CBO III, LIMITED, as a Lender
By:	Seneca Capital Management as Portfolio Manager

By:	//Warren Goodrich//
Name:	Warren Goodrich
Title:	Analyst/ Authorized Officer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 93

SIERRA CLO I, LTD., as a Lender
By:	Centre Pacific LLC

By:	//Kevin J. Hickam//
Name:	Kevin J. Hickam
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 94

SPIRET IV LOAN TRUST 2003-A, as a Lender
By:	WILLINGTON TRUST COMPANY, not in its individual capacity but solely as trustee

By:	//Rachel L. Simpson//
Name:	Rachel Simpson
Title:	Financial Services Officer

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 95

SUNTRUST BANK, as a Lender

By:	//William C. Washburn, Jr.//
Name:	William C. Washburn, Jr.
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 96

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	//Matthew J. Colgan//
Name:	Matthew J. Colgan
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 97

THE BANK OF NEW YORK, as a Lender

By:	//Steven J. Correll//
Name:	Steven J. Correll
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 98

THE BANK OF NOVA SCOTIA, as a Lender

By:	//P.A. Weissenberger//
Name:	P.A. Weissenberger
Title:	Authorized Signatory

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 99

THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

By:	//Steven K. Reedy//
Name:	Steven K. Reedy
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 100

TRS ECLIPSE LLC, as a Lender

By:	//Alice L. Wagner//
Name:	Alice L. Wagner
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 101

TRS 1 LLC, as a Lender

By:	//Alice L. Wagner//
Name:	Alice L. Wagner
Title	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 102

TRUMBULL THC, LTD., as a Lender

By:	//Michelle Manning//
Name:	Michelle Manning
Title:	Attorney In Fact

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 103

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	//Peter C. Connoy//
Name:	Peter C. Connoy
Title:	Senior Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 104

UNION SQUARE CDO LTD., as a Lender
By:	Blackstone Debt Advisors L.P., as Collateral Manager

By:	//Dean T. Criares//
Name:	Dean T. Criares
Title:	Managing Director

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 105

VAN KAMPEN CLO I, LIMITED, as a Lender
By:	Van Kampen Management, Inc., as Collateral Manager

By:	//William Lenga//
Name:	William Lenga
Title:	Vice President

VAN KAMPEN CLO II, LIMITED, as a Lender
By:	Van Kampen Management, Inc., as Collateral Manager

By:	//William Lenga//
Name:	William Lenga
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 106

WEBSTER BANK, as a Lender

By:	//Robert E. Meditz//
Name:	Robert E. Meditz
Title:	Vice President

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 107

VENTURE III CDO, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

Signature Page 108